UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices—zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2006, we issued a press release announcing our financial results for the quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto.

Except as otherwise specified in Item 7.01 hereof, the information set forth in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 7.01	Regulation FD Disclosure.

On October 26, 2006, we announced our financial results for the quarter ended September 30, 2006. A copy of our press release announcing these results is furnished as Exhibit 99.1 to this Form 8-K.

We hereby incorporate by reference the following portions of our press release:

•	the first part of the section captioned “Global Imaging Systems, Inc. Condensed Consolidated Statements of Income,” up to and including note (a) regarding the calculation of diluted earnings per common share, but not including the reconciliation information following such note;

•	the section captioned “Global Imaging Systems, Inc. Condensed Consolidated Balance Sheets”; and

•	the section captioned “Global Imaging Systems, Inc. Condensed Consolidated Statements of Cash Flows.”

Except for the portions of our press release appearing under these captions, no other portion of our press release announcing our financial results is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Global Imaging Systems, Inc. dated October 26, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2006	GLOBAL IMAGING SYSTEMS, INC.

By: /s/ Raymond Schilling
Raymond Schilling Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

99.1	Press Release of Global Imaging Systems, Inc. dated October 26, 2006.